UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 1, 2010
THE WILLIAMS COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     In connection with The Williams Companies, Inc.’s (“Williams”) previously announced tender offer (the “Offer”) to purchase up to $3.0 billion aggregate principal amount of Williams’ outstanding debt securities (the “Notes”) and consent solicitations to amend certain provisions of the indentures pursuant to which the Notes were issued, on February 1, 2010, Williams and The Bank of New York Mellon Trust Company, N.A., as trustee under the indentures, executed an Eleventh Supplemental Indenture, a First Supplemental Indenture and a Fifth Supplemental Indenture (collectively, the “Supplemental Indentures”) setting forth amendments to the applicable indentures governing the Notes. These amendments (i) clarify the inapplicability of the covenants limiting Williams’ ability to merge or transfer its assets contained therein to the asset contribution transaction with Williams Partners L.P. that was announced on January 19, 2010 and (ii) align the lien covenant in one of such indentures with Williams’ other indentures. The amendments set forth in the Supplemental Indentures will not become operative with respect to the Notes under an indenture unless and until Williams accepts for purchase such Notes validly tendered (and not validly withdrawn) and certain other conditions relating to consummation of the Offer are satisfied. Copies of the Supplemental Indentures are attached as Exhibits 4.1, 4.2 and 4.3 hereto and are incorporated herein by reference.
Item 8.01. Other Events.
     On February 2, 2010, Williams announced the early tender results for the Offer. The amount tendered represents the requisite number of consents required to approve the proposed amendments to such indentures and, as a result, Williams and the trustee under the indentures executed the Supplemental Indentures as described above in Item 1.01. The withdrawal deadline has passed, and holders that have tendered Notes may no longer withdraw such Notes or revoke their related consents. The tender offer and consent solicitations are scheduled to expire at 12:00 midnight, New York City time, on February 16, 2010.
     The press release announcing the early tender results is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
     This report is neither an offer to purchase, nor a solicitation of an offer to sell, any securities. Williams is making the offer only by, and pursuant to, the terms and conditions of the Offer to Purchase and Consent Solicitation Statement dated January 19, 2010 and the related Letter of Transmittal and Consent Form.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
4.1	Eleventh Supplemental Indenture, dated as of February 1, 2010 between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.2	First Supplemental Indenture, dated as of February 1, 2010 between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.3	Fifth Supplemental Indenture, dated as of February 1, 2010 between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A.

99.1	Press Release, dated February 2, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
/s/ La Fleur C. Browne
Name:	La Fleur C. Browne
Title:	Corporate Secretary

DATED: February 2, 2010

EXHIBIT INDEX

Exhibit No.	Description
4.1	Eleventh Supplemental Indenture, dated as of February 1, 2010 between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.2	First Supplemental Indenture, dated as of February 1, 2010 between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.3	Fifth Supplemental Indenture, dated as of February 1, 2010 between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A.

99.1	Press Release, dated February 2, 2010.